SUPPLEMENT TO THE PROSPECTUSES, SUMMARY PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION
OF
ALLSPRING TARGET DATE RETIREMENT FUNDS
Allspring Target Today Fund
Allspring Target 2010 Fund
Allspring Target 2015 Fund
Allspring Target 2020 Fund
Allspring Target 2025 Fund
Allspring Target 2030 Fund
Allspring Target 2035 Fund
Allspring Target 2040 Fund
Allspring Target 2045 Fund
Allspring Target 2050 Fund
Allspring Target 2055 Fund
Allspring Target 2060 Fund
(each a “Fund”, together the “Funds”)

At a meeting held on May 24-25, 2022, the Board of Trustees of Allspring Funds Trust (the “Trust”) unanimously approved the merger of each Fund listed in the table below (the “Target Fund”) into another Fund of the Trust (the “Acquiring Fund”), which is also listed below (the “Mergers”). The Mergers were proposed by Allspring Funds Management, LLC, investment manager to the Funds.

Target Fund	Acquiring Fund
Allspring Target Today Fund	Allspring Dynamic Target Today Fund
Allspring Target 2010 Fund	Allspring Dynamic Target Today Fund
Allspring Target 2015 Fund	Allspring Dynamic Target 2015 Fund
Allspring Target 2020 Fund	Allspring Dynamic Target 2020 Fund
Allspring Target 2025 Fund	Allspring Dynamic Target 2025 Fund
Allspring Target 2030 Fund	Allspring Dynamic Target 2030 Fund
Allspring Target 2035 Fund	Allspring Dynamic Target 2035 Fund
Allspring Target 2040 Fund	Allspring Dynamic Target 2040 Fund
Allspring Target 2045 Fund	Allspring Dynamic Target 2045 Fund
Allspring Target 2050 Fund	Allspring Dynamic Target 2050 Fund
Allspring Target 2055 Fund	Allspring Dynamic Target 2055 Fund
Allspring Target 2060 Fund	Allspring Dynamic Target 2060 Fund

The Mergers are contingent on a number of conditions. The Mergers are each intended to be a tax-free reorganization, and it is anticipated that Target Fund shareholders will not recognize any gain or loss for U.S. federal income tax purposes as a result of the Mergers. Additionally, Target Fund shareholders will not incur any sales loads or similar transaction charges as a result of the Mergers.

The Mergers, if all conditions to closing are satisfied, are expected to occur in August 2022. Prior to the Mergers, shareholders of the Target Fund may continue to purchase and redeem shares subject to the limitations described in the Target Fund’s prospectuses.

No shareholder action is necessary. Additional information, including a description of the Mergers and information about fees, expenses and risk factors, will be provided to Target Fund shareholders in a prospectus/information statement that is expected to be mailed to shareholders in July 2022.

May 26, 2022	TDAM052/P603SP